UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported):  June 12, 2012

KBW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33138	13-4055775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Seventh Avenue New York, New York (Address of principal executive offices)		10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 887-7777

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)
The 2012 annual meeting of stockholders (the “Meeting”) of KBW, Inc., a Delaware corporation (the “Company”), was held on June 12, 2012.  30,710,128 shares of common stock, or approximately 88.3% of all shares then issued, outstanding and eligible to vote at the Meeting, were present at the Meeting in person or by proxy.

(b)	At the Meeting, Company stockholders considered the following four proposals:

(1)	the election of three Class I Directors to serve on the Board of Directors until the 2015 annual meeting of stockholders,

(2)	an advisory vote on a resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s 2012 proxy statement, also known as a “say on pay” vote,

(3)
the approval of an amendment to the KBW, Inc. 2009 Incentive Compensation Plan (the “2009 Incentive Plan”) to increase the aggregate number of shares of common stock authorized for issuance under the plan by 3,000,000 shares, and

(4)	the ratification of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2012.

Proposal 1 — Election of Class I Directors. At the Meeting, the stockholders elected each of John G. Duffy, Daniel M. Healy and Michael J. Zimmerman as a Class I Director, to serve for a three-year term expiring at the 2015 annual meeting of stockholders. The final voting results of the shares of common stock present at the Meeting, voting as a single class, on the election of each such Director nominee, were as follows:

Nominee	For	Withheld	Broker Non-Votes
John G. Duffy	23,558,255	2,600,156	4,551,717
Daniel M. Healy	25,506,038	652,373	4,551,717
Michael J. Zimmerman	23,886,161	2,272,250	4,551,717

Proposal 2 — Advisory “Say on Pay” Vote. The final voting results of the shares of common stock present at the Meeting, voting as a single class on an advisory basis, regarding the resolution approving the compensation of the Company’s named executive officers, were as follows:

For	Against	Abstain	Broker Non-Votes
22,737,818	2,790,429	630,164	4,551,717

Proposal 3 — Approval of Amendment to 2009 Incentive Plan. The final voting results of the shares of common stock present at the Meeting, voting as a single class, on the approval of the amendment to the 2009 Incentive Plan, were as follows:

For	Against	Abstain	Broker Non-Votes
17,072,780	9,047,444	38,187	4,551,717

Proposal 4 — Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm. The final voting results of the shares of common stock present at the Meeting, voting as a single class, on the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2012, were as follows:

For	Against	Abstain
30,431,281	276,030	2,817

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 13, 2012

KBW, INC.

By: /s/ Mitchell B. Kleinman .
Name: Mitchell B. Kleinman
Title: General Counsel